================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       August 15, 2007 (August 14, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         ALBERTA, CANADA            001-32714               38-3324634
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2007, Gastar Exploration Ltd. (the "Company") issued a press release containing the results of operations for the three and six months ended June 30, 2007. A copy of the Company's press release, dated August 14, 2007, including such information is included herein as Exhibit 99.1 hereto and is incorporated by reference into, and is being furnished solely pursuant to, this Item 2.02.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

         Exhibits (furnished pursuant to Item 2.02 and not deemed filed with the Securities and Exchange Commission).

Exhibit No.                       Description of Document
-----------  -------------------------------------------------------------------

   99.1 Press release dated August 14, 2007 reporting results of operations for the three and six months ended June 30, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GASTAR EXPLORATION LTD.


Date:  August 15, 2007                         By:  /s/ J. RUSSELL PORTER
                                                    ----------------------------
                                                    J. Russell Porter
                                                    Chairman, President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                       Description of Document
-----------  -------------------------------------------------------------------

99.1 Press release dated August 14, 2007 reporting results of operations for the three and six months ended June 30, 2007.